Exhibit 4.6.8

AMENDMENT NO. 1 (this “Amendment”) dated as of December 21, 2010, to the THIRD AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT, dated as of September 18, 2009 (the “Collateral Agency Agreement”), among THE HERTZ CORPORATION, a Delaware corporation (“Hertz”), in its capacity as secured party (the “Hertz Secured Party”) and in its capacity as servicer (the “Servicer”), HERTZ VEHICLE FINANCING LLC, a special purpose limited liability company established under the laws of Delaware (“HVF”), in its capacity as grantor (the “HVF Grantor”), HERTZ GENERAL INTEREST LLC, a Delaware limited liability company (“HGI”), in its capacity as grantor (the “HGI Grantor” and, together with the HVF Grantor, the “Grantors”) and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association (“BNYM”), as a secured party (the “Trustee Secured Party” and, together with the Hertz Secured Party, the “Secured Parties”) in its capacity as trustee (the “Trustee”) and as the collateral agent (the “Collateral Agent”).

WITNESSETH:

WHEREAS, HVF, HGI, Hertz and BNYM wish to amend the Collateral Agency Agreement as herein set forth.

WHEREAS, Section 6.1 of the Collateral Agency Agreement permits certain amendments to the Collateral Agency Agreement to be effected pursuant to a writing executed by the Collateral Agent, each Secured Party, each Grantor and the Servicer, subject to certain conditions set forth therein;

WHEREAS, Section 8.7(b) of the Third Amended and Restated Base Indenture, dated as of September 18, 2009, between HVF and the BNYM (as amended, modified or supplemented as of the date hereof, exclusive of Series Supplements, the “Base Indenture”) permits HVF to enter into certain amendments to the Related Documents, subject to certain conditions set forth therein;

WHEREAS, pursuant to Section 6.19 of the Amended and Restated Series 2009-2 Supplement to the Base Indenture, dated as of June 18, 2010, between HVF and the Trustee (as amended, modified or supplemented as of the date hereof, the “Series 2009-2 Supplement”), the Series 2009-2 Noteholders (as defined in the Series 2009-2 Supplement) are deemed to have agreed and consented to the execution of this Amendment;

WHEREAS, pursuant to Section 6.12 of the Series 2010-1 Supplement to the Base Indenture, dated as of July 22, 2010, between HVF and the Trustee (as amended, modified or supplemented as of the date hereof, the “Series 2010-1 Supplement”), the Series 2010-1 Noteholders (as defined in the Series 2010-1 Supplement) are deemed to have agreed and consented to the execution of this Amendment; and

NOW, THEREFORE, based upon the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

AGREEMENTS

1.  Defined Terms.  All capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Collateral Agency Agreement or, if not defined therein, the Base Indenture or the applicable Series Supplement.  Reference is made herein to the Amended and Restated Series 2009-1 Supplement to the Base Indenture, dated as of December 16, 2010, between HVF and the Trustee (as further amended, modified or supplemented as of the date hereof, the “Series 2009-1 Supplement”) and the Series 2010-2 Supplement to the Base Indenture, dated as of December 16, 2010, between HVF and the Trustee (as amended, modified or supplemented as of the date hereof, the “Series 2010-2 Supplement”, together with the Series 2009-1 Supplement, the Series 2009-2 Supplement and the Series 2010-1 Supplement, the “Series Supplements” or each a “Series Supplement”).

2.  Trustee Direction and Consent.  Pursuant to Section 6.19 of the Series 2009-2 Supplement and Section 6.12 of the Series 2010-1 Supplement, the Series 2009-2 Noteholders and the Series 2010-1 Noteholders, respectively, are deemed to have directed the Trustee to enter into this Amendment and, by agreeing, acknowledging and consenting to this Amendment, the Series 2009-1 Noteholders and the Series 2010-2 Noteholders (together with the Series 2009-2 Noteholders and the Series 2010-1 Noteholders constituting the Requisite Investors and the Requisite Indenture Investors), hereby direct the Trustee to consent in writing to this Amendment.

3.  Amendments to the Collateral Agency Agreement.

(a) The following proviso shall be added to Section 2.1(a)(ix) of the Collateral Agency Agreement immediately after the punctuation mark “;” appearing at the end of the final line thereof:

“provided, however, that in the case of any funds held in the Collateral Accounts that constitute and are identifiable as Relinquished Property Proceeds, such funds shall not constitute HVF Vehicle Collateral unless and until such funds are or become Additional Subsidies;”

(b) The punctuation mark “.” shall be deleted from the final line of Section 2.1(a)(xi) of the Collateral Agency Agreement and replaced with the punctuation mark “;”.

(c) The following proviso shall be added as a new paragraph at the end of Section 2.1(a) of the Collateral Agency Agreement, immediately prior to Section 2.1(b) of the Collateral Agency Agreement:

“provided, that, in no event shall any of the foregoing include any right, title or interest in, to or under any Relinquished Property Rights, from the time such Relinquished Property Rights become Relinquished Property Rights as a result of the assignment of the related Relinquished Property and the related Rights with respect to such Relinquished Property to the Intermediary pursuant to the Master Exchange Agreement, unless and until, in the case of Relinquished Property Proceeds, such Relinquished Property Proceeds become Additional Subsidies.”

(d) The following proviso shall be added to Section 2.1(b)(vii) of the Collateral Agency Agreement immediately after the punctuation mark “;” appearing at the end of the final line thereof:

“provided, however, that in the case of any funds held in the Collateral Accounts that constitute and are identifiable as Relinquished Property Proceeds, such funds shall not constitute HVF Segregated Vehicle Collateral unless and until such funds are or become Additional Subsidies;”

(e) The punctuation mark “.” shall be deleted from the final line of Section 2.1(b)(ix) of the Collateral Agency Agreement and replaced with the punctuation mark “;”.

(f) The following proviso shall be added as a new paragraph at the end of Section 2.1(b) of the Collateral Agency Agreement, immediately prior to Section 2.1(c) of the Collateral Agency Agreement:

“provided, that, in no event shall any of the foregoing include any right, title or interest in, to or under any Relinquished Property Rights, from the time such Relinquished Property Rights become Relinquished Property Rights as a result of the assignment of the related Relinquished Property and the related Rights with respect to such Relinquished Property to the Intermediary pursuant to the Master Exchange Agreement, unless and until, in the case of Relinquished Property Proceeds, such Relinquished Property Proceeds become Additional Subsidies.”

(g) The following proviso shall be added to Section 2.1(c)(vii) of the Collateral Agency Agreement immediately after the punctuation mark “;” appearing at the end of the final line thereof:

“provided, however, that in the case of any funds held in the Collateral Accounts that constitute and are identifiable as Relinquished Property Proceeds, such funds shall not constitute HGI Vehicle Collateral unless and until such funds are or become Additional Subsidies;”

(h) The punctuation mark “.” shall be deleted from the final line of Section 2.1(c)(ix) of the Collateral Agency Agreement and replaced with the punctuation mark “;”.

(i) The following proviso shall be added as a new paragraph immediately after Section 2.1(c)(ix) of the Collateral Agency Agreement:

“provided, that, in no event shall any of the foregoing include any right, title or interest in, to or under any Relinquished Property Rights, from the time such Relinquished Property Rights become Relinquished Property Rights as a result of the assignment of the related Relinquished Property and the related Rights with respect to such Relinquished Property to the

Intermediary pursuant to the Master Exchange Agreement, unless and until, in the case of Relinquished Property Proceeds, such Relinquished Property Proceeds become Additional Subsidies.”

4. Effectiveness.  This Amendment shall be effective upon delivery of executed signature pages by all parties hereto and satisfaction of the Rating Agency Condition with respect to each Series of Notes Outstanding.

5.  Reference to and Effect on the Collateral Agency Agreement; Ratification.

(a) Except as specifically amended above, the Collateral Agency Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party hereto under the Collateral Agency Agreement, or constitute a waiver of any provision of any other agreement.

(c) Upon the effectiveness hereof, each reference in the Collateral Agency Agreement to “Collateral Agency Agreement”, “hereto”, “hereunder”, “hereof” or words of like import referring to the Collateral Agency Agreement, and each reference in any other Related Document to “the Collateral Agency Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Collateral Agency Agreement, shall mean and be a reference to the Collateral Agency Agreement as amended hereby.

6.  Counterparts; Facsimile Signature.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.  Any signature page to this Amendment containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.

7.  Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

8.  Headings.  The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions thereof.

9.  Severability.  The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.  Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

10.  Interpretation.  Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

THE HERTZ CORPORATION

By:	/s/ Scott Massengill
Name: Scott Massengill
Title: Treasurer

HERTZ VEHICLE FINANCING LLC

by:	/s/ Scott Massengill
Name: Scott Massengill
Title: Vice President and Treasurer

HERTZ GENERAL INTEREST LLC

By:	/s/ Scott Massengill
Name: Scott Massengill
Title: Vice President and Treasurer

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee

By:	/s/ John D. Ask
Name: John D. Ask
Title: Senior Associate

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Agent

By:	/s/ John D. Ask
Name: John D. Ask
Title: Senior Associate

ACKNOWLEDGED AND AGREED

SARATOGA FUNDING CORP., LLC, as a Conduit Investor

By:	/s/ Mary L. Brady
Name: Mary L. Brady
Title: Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Funding Agent

By:	/s/ Robert Sheldon
Name: Robert Sheldon
Title: Managing Director

By:	/s/ Ozan Kaya
Name: Ozan Kaya
Title: Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Committed Note Purchaser

By:	/s/ Robert Sheldon
Name: Robert Sheldon
Title: Managing Director

By:	/s/ Ozan Kaya
Name: Ozan Kaya
Title: Vice President

ACKNOWLEDGED AND AGREED

BANK OF AMERICA, N.A.,
as a Funding Agent

By:	/s/ Jeremy Grubb
Name: Jeremy Grubb
Title: Vice President

BANK OF AMERICA, N.A.,
as a Committed Note Purchaser

By:	/s/ Jeremy Grubb
Name: Jeremy Grubb
Title: Vice President

ACKNOWLEDGED AND AGREED

LIBERTY STREET FUNDING LLC,
as a Conduit Investor

By:	/s/ Jill A. Russo
Name: Jill A. Russo
Title: Vice President

THE BANK OF NOVA SCOTIA, acting through its New York Agency, as a Funding Agent

By:	/s/ Darren Ward
Name: Darren Ward
Title: Director

THE BANK OF NOVA SCOTIA, acting through its New York Agency, as a Committed Note Purchaser

By:	/s/ Darren Ward
Name: Darren Ward
Title: Director

ACKNOWLEDGED AND AGREED

SHEFFIELD RECEIVABLES CORPORATION,
as a Conduit Investor

By:	BARCLAYS BANK PLC,
as Attorney-in-Fact

By:	/s/ John McCarthy
Name: John McCarthy
Title: Vice President

BARCLAYS BANK PLC,
as a Funding Agent

By:	/s/ Jamie Pratt
Name: Jamie Pratt
Title: Director

SHEFFIELD RECEIVABLES CORPORATION,
as a Committed Note Purchaser

By:	BARCLAYS BANK PLC,
as Attorney-in-Fact

By:	/s/ John McCarthy
Name: John McCarthy
Title: Vice President

ACKNOWLEDGED AND AGREED

FAIRWAY FINANCE COMPANY LLC,
as a Conduit Investor

By:	/s/ Mary L. Brady
Name: Mary L. Brady
Title: Vice President

BMO CAPITAL MARKETS CORP.,
as a Funding Agent

By:	/s/ Keith J. Niebrugge
Name: Keith J. Niebrugge
Title: Managing Director

BANK OF MONTREAL,
as a Committed Note Purchaser

By:	/s/ Brian Zaban
Name: Brian Zaban
Title: Managing Director

ACKNOWLEDGED AND AGREED

ATLANTIC ASSET SECURITIZATION LLC,
as a Conduit Investor

By:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Attorney-in-Fact

By:	/s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By:	/s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Funding Agent

By:	/s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By:	/s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Committed Note Purchaser

By:	/s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By:	/s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

ACKNOWLEDGED AND AGREED

MONT BLANC CAPITAL CORP.,
as a Conduit Investor

By:	ING CAPITAL MARKETS, LLC,
as Attorney-in-Fact

By:	/s/ Dennis Strid
Name: Dennis Strid
Title: Vice President

ING CAPITAL MARKETS, LLC,
as a Funding Agent

By:	/s/ Leonard Y.K. Woo, Jr.
Name: Leonard Y.K. Woo, Jr.
Title: Director

ING BANK N.V. (DUBLIN BRANCH),
as a Committed Note Purchaser

By:	/s/ Aidan Neill
Name: Aidan Neill
Title: Director

By:	/s/ David Rea
Name: David Rea
Title: Vice President

ACKNOWLEDGED AND AGREED

JUPITER SECURITIZATION COMPANY LLC,
as a Conduit Investor

By:	JPMORGAN CHASE BANK, N.A.,
as Attorney-in-Fact

By:	/s/ Laura V. Chittick
Name: Laura V. Chittick
Title: Vice President

JPMORGAN CHASE BANK, N.A.,
as a Funding Agent

By:	/s/ Laura V. Chittick
Name: Laura V. Chittick
Title: Vice President

JPMORGAN CHASE BANK, N.A.,
as a Committed Note Purchaser

By:	/s/ Laura V. Chittick
Name: Laura V. Chittick
Title: Vice President

ACKNOWLEDGED AND AGREED

VERSAILLES ASSETS LLC,
as a Conduit Investor

By:	GLOBAL SECURITIZATION SERVICES, LLC,
its Manager

By:	/s/ Bernard J. Angelo
Name: Bernard J. Angelo
Title: Senior Vice President

NATIXIS FINANCIAL PRODUCTS INC.,
as a Funding Agent

By:	/s/ David Bondy
Name: David Bondy
Title: Managing Director

By:	/s/ Adam True
Name: Adam True
Title: Managing Director, Senior Counsel

VERSAILLES ASSETS LLC,
as a Committed Note Purchaser

By:	GLOBAL SECURITIZATION SERVICES, LLC,
its Manager

By:	/s/ Bernard J. Angelo
Name: Bernard J. Angelo
Title: Senior Vice President

ACKNOWLEDGED AND AGREED

AMSTERDAM FUNDING CORPORATION,
as a Conduit Investor

By:	/s/ Jill A. Russo
Name: Jill A. Russo
Title: Vice President

THE ROYAL BANK OF SCOTLAND PLC,
as a Funding Agent

BY:	RBS SECURITIES INC., as agent

By:	/s/ David Viney
Name: David Viney
Title: Managing Director

THE ROYAL BANK OF SCOTLAND PLC,
as a Committed Note Purchaser

BY:	RBS SECURITIES INC., as agent

By:	/s/ David Viney
Name: David Viney
Title: Managing Director